UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 17, 2006
DEARBORN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Michigan	000-24478	38-3073622
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1360 Porter Street, Dearborn, Michigan	48124
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 313-565-5700
n/a
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-l2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Registrant's October 17, 2006 News Release

Item 2.02 Results of Operations and Financial Condition
On October 17, 2006, Dearborn issued a news release announcing its 2006 third quarter earnings. A copy of the news release, including unaudited financial information released as a part thereof, is attached as Exhibit 99.
The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99 Registrant’s October 17, 2006 News Release announcing its 2006 third quarter earnings.
DEARBORN BANCORP, INC.
FORM 8-K (continued)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dearborn Bancorp, Inc.
(Registrant)

/s/ Jeffrey L. Karafa

Jeffrey L. Karafa
Treasurer and Chief Financial Officer
Date: October 19, 2006

Exhibit No.	Description

Exhibit 99	Press Release dated October 17, 2006